UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2022

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

645 Molly Lane, Suite 150

Woodstock, GA 30189

(Address of principal executive offices)

(Zip Code)

(800) 759-9305

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	SNOA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Our annual meeting of stockholders was held on September 15, 2022. Proxies were solicited pursuant to our definitive proxy statement filed on July 22, 2022 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of the Company’s common stock entitled to vote at the annual meeting was 3,099,270. The number of shares of common stock present or represented by valid proxy at the annual meeting was 1,563,324. Each share of common stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the annual meeting. At the annual meeting, our stockholders voted on the matters set forth below.

Proposal 1 – Election of One Class II Director

Dr. Jay Birnbaum was duly elected as our Class II director. The results of the election were as follows:

NOMINEE	FOR	WITHHELD
Jay Birnbaum	277,332	169,061

Proposal 2 – Advisory Vote to Approve Executive Compensation

Our stockholders voted upon and did not approve, by non-binding advisory vote, the compensation of our named executive officers for the year ended March 31, 2022, as described in our proxy statement dated July 22, 2022. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
172,635	223,644	50,114

While such say-on-pay vote is non-binding, the Company’s Board of Directors and Compensation Committee value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for the Company’s named executive officers.

Proposal 3 – Advisory Vote on Frequency of Say-on-Pay

Our stockholders voted upon and approved, by non-binding advisory vote, the frequency of “ONE YEAR” for future advisory shareholder votes to approve, by non-binding advisory vote, the compensation paid to our named executive officers. The votes on this proposal were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
400,962	8,834	11,535	25,062

Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm

Our stockholders voted upon and approved the ratification of the appointment of Frazier & Deeter LLC as our independent registered public accounting firm for the fiscal year ending March 31, 2023. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
1,505,708	48,308	9,308

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonoma Pharmaceuticals, Inc.
Registrant

Date: September 16, 2022	By:	/s/ Amy Trombly
Name: Amy Trombly Title: Chief Executive Officer

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